Impax Funds Series Trust I

Impax Global Environmental Markets Fund

Supplement dated July 15, 2026

to the Prospectus and Statement of Additional information,

each dated May 1, 2026

Effective August 31, 2026, the Prospectus and Statement of Additional Information for Impax Global Environmental Markets Fund are amended, as follows:

Prospectus

Under Impax Global Environmental Markets Fund—Summary of Key Information—Portfolio Managers, the table of Portfolio Managers is deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
Fotis Chatzimichalakis	2026	Portfolio Manager
Sanjeev Lakhani	2026	Portfolio Manager

The description of Luciano Lilloy under About the Funds—Management, Organization and Capital Structure—Portfolio Managers is deleted in its entirety.

Statement of Additional Information

Under Portfolio Managers, the table summarizing information regarding other accounts managed by the portfolio managers of Impax Global Environmental Markets Fund and Impax Global Opportunities Fund, other than the Funds themselves, is replaced in its entirety with the following:

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Kirsteen Morrison	0	$ 0	0	$ 0	0	$ 0
Amber Fairbanks	4	$196.21	1	$33.89	0	$ 0
Fotis Chatzimichalakis[1]	0	$ 0	0	$ 0	0	$ 0
Sanjeev Lakhani[1]	0	$ 0	0	$ 0	0	$ 0

[1]	Information for Messrs. Chatzimichalakis and Lakhani is provided as of March 31, 2026.

The paragraph under Portfolio Managers–Ownership of Securities is replaced in its entirety with the following:

Unless otherwise stated, as of December 31, 2025 (i) the dollar value of shares of the Large Cap Fund owned beneficially by Joseph Cordi was $50,001-$100,000; and by Amber Fairbanks was $100,001-$500,000; (ii) the dollar value of shares of the Small Cap Fund owned beneficially by Curtis Kim was $10,001-$50,000; and by Nathan Moser was $100,001-$500,000; (iii) the dollar value of shares of the US Sustainable Economy Fund owned beneficially by Scott LaBreche was $100,001-$500,000; and by Robb Ruhr was $01; (iv) the dollar value of shares of the International Sustainable Economy owned beneficially by Scott LaBreche was $100,001-$500,000; and by Robb Ruhr was $01; (v) the dollar value of shares of the Global Women’s Fund owned beneficially by Scott LaBreche was $50,001-$100,000; and by Robb Ruhr was $01; (vi) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Fotis Chatzimichalakis was $02; and by Sanjeev Lakhani was $02; (vii) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by Amber Fairbanks was $0; (viii) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $10,001-$50,000; and by Ross Pamphilon was $0; (ix) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $500,001- $1,000,000; and by David Kinsley was $01; (x) the dollar value of shares of the Sustainable Allocation Fund owned beneficially by Nathan Moser was $100,001-$500,000; by Peter Schwab was $100,001-$500,000; by Anthony Trzcinka was $100,001-$500,000; and by Kirsteen Morrison was $0.

[1]	Information for Messrs. Ruhr and Kinsley is provided as of May 28, 2026.
[2]	Information for Messrs. Chatzimichalakis and Lakhani is provided as of March 31, 2026.